UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 18, 2008, CME Group Inc. (“CME Group”) jointly issued a press release with NYMEX Holdings, Inc. (“NYMEX Holdings”) announcing that preliminary results indicate the shareholders of both companies have approved the proposed merger of CME Group and NYMEX Holdings, based on a review of the proxies voted at today’s special meetings by the parties’ respective proxy solicitors. In addition, preliminary results also show that NYMEX Class A members have voted to approve the amended and restated certificate of incorporation and bylaws of NYMEX, which approvals are a condition to the completion of the merger, in a separate member vote. A copy of the press release is attached here at Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen Cronin
Kathleen Cronin Managing Director, General Counsel and Corporate Secretary

Dated: August 18, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 18, 2008.